                                                                    EXHIBIT 10.2

                        THIRD PARTY SECURITY AGREEMENT
                        ------------------------------

     This THIRD PARTY SECURITY AGREEMENT is entered into as of September 24, 1997, by and between SILICON VALLEY BANK ("Bank") and Premier Laser Systems, Inc. ("Pledgor").


                                 RECITALS
                                 --------

     EYESYS TECHNOLOGIES, INC. ("Borrower") wishes to borrow money from time to time from Bank pursuant to a Loan and Security Agreement of even date (the "Loan Agreement"). Bank has agreed to enter into the Loan Agreement, provided Pledgor secures the payment and performance obligations under the Loan Agreement in accordance with the terms of this Agreement.


                                 AGREEMENT
                                 ---------

     The parties agree as follows:

     1.   CREATION OF SECURITY INTEREST
          -----------------------------

          1.1  Grant of Security Interest.  Pledgor grants to Bank a continuing
               --------------------------
security interest in the property described in Exhibit A attached hereto (the
                                               ---------
"Collateral") in order to secure prompt repayment of any and all obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Agreement, as amended from time to time, and any other agreements entered into between Bank and Borrower (the "Loan Documents"). Such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority
security interest in Collateral acquired after the date hereof.   Borrower
acknowledges that Bank may place a hold on the deposit account pledged as Collateral.

          1.2  Delivery of Additional Documentation Required.  Pledgor shall
               ---------------------------------------------
from time to time execute and deliver to Bank, documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

     2.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          Pledgor represents and warrants as follows:

          2.1  Due Organization and Qualification.  Pledgor is a corporation
               ----------------------------------
duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

          2.2  Due Authorization; No Conflict.  The execution, delivery, and
               ------------------------------
performance of this Agreement are within Pledgor's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Pledgor's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Pledgor is a party or by which Pledgor is bound.

          2.3  No Prior Encumbrances.  Pledgor has good and indefeasible title
               ---------------------
to the Collateral, free and clear of any liens, security interests, or other encumbrances.

     3.   AFFIRMATIVE COVENANTS
          ---------------------

          Pledgor covenants and agrees that, until payment in full of all outstanding Obligations under the Loan Agreement and this Agreement, and for so long as Bank may have any commitment to make an Advance under the Loan Agreement, Pledgor shall do all of the following:

          3.1  Good Standing.  Pledgor shall maintain its corporate existence
               -------------
and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Pledgor's business. Pledgor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on Pledgor's business.

          3.2  Government Compliance.  Pledgor shall comply with all statutes,
               ---------------------
laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a material adverse effect on Pledgor's business.

     4.   NEGATIVE COVENANTS
          ------------------

          Pledgor covenants and agrees that until payment in full of all outstanding Obligations under the Loan Agreement and this Agreement, Pledgor will not do any of the following:

          4.1  Dispositions.  Convey, sell, lease, transfer or otherwise dispose
               ------------
of (collectively, a "Transfer"), all or any part of the Collateral other than:
(i) Transfers in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the Collateral; or
(iii) Transfers of worn-out or obsolete Equipment.

          4.2  Change in Business Location.  Without thirty (30) days prior
               ---------------------------
written notification to Bank, relocate its chief executive office.

          4.3  Encumbrances.  Create, incur, assume or suffer to exist any
               ------------
security interest, lien or encumbrance with respect to the collateral.

     5.   EVENTS OF DEFAULT
          -----------------

          Any one or more of the following events shall constitute an Event of Default by Pledgor under this Agreement:

          5.1  Loan Documents.  If an Event of Default occurs under any of the
               --------------
Loan Documents;

          5.2  Covenant Default.  If Pledgor fails or neglects to perform, keep,
               ----------------
or observe any material term, provision, condition, covenant, or agreement contained in this Agreement.

          5.3  Attachment.  If any portion of the Collateral is made the subject
               ----------
of a lien, security interest or other encumbrance, or is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Pledgor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs.

          5.4  Misrepresentations.  If any material misrepresentation or
               ------------------
material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     6.   BANK'S RIGHTS AND REMEDIES
          --------------------------

          6.1  Rights and Remedies.  Upon the occurrence and during the
               -------------------
continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Pledgor:

               (a) Exercise all rights available to it under the California Uniform Commercial Code and applicable law;

               (b) Set off and apply to the obligations any and all (i) balances and deposits of Pledgor held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Pledgor held by Bank; and

               (c) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Pledgor's premises) as Bank determines is commercially reasonable.

          6.2  Remedies Cumulative.  Bank's rights and remedies under this
               -------------------
Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Pledgor's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it.

          6.3  Demand; Protest.  Pledgor waives demand, protest, notice of
               ---------------
protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Pledgor may in any way be liable.

     7.   NOTICES
          -------

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid telefacsimile to Pledgor or to Bank, as the case may be, at its addresses set forth below:


     If to Pledgor: Premier Laser Systems, Inc.
                    3 Morgan
                    Irvine, CA  92618
                    Attn.:_____________________
                    FAX:_______________________


     If to Bank:    Silicon Valley Bank
                    3003 Tasman Drive
                    Santa Clara, CA  95054
                    Attn.:_____________________
                    FAX:_______________________

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     8.   CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER
          ------------------------------------------

     This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Pledgor and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Orange, State of California. Pledgor AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED

THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     9.   GENERAL PROVISIONS
          ------------------

          9.1  Successors and Assigns.  This Agreement shall bind and inure to
               ----------------------
the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder
         --------  -------
may be assigned by Pledgor without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Pledgor to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in Bank's obligations, rights and benefits hereunder.

          9.2  Indemnification.  Pledgor shall defend, indemnify and hold
               ---------------
harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Pledgor whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          9.3  Time of Essence.  Time is of the essence for the performance of
               ---------------
all obligations set forth in this Agreement.

          9.4  Severability of Provisions.  Each provision of this Agreement
               --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          9.5  Amendments in Writing, Integration.  This Agreement cannot be
               ----------------------------------
changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          9.6  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          9.7  Survival.  All covenants, representations and warranties made in
               --------
this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Pledgor to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in this Agreement shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

          9.8  Amendment of Loan Documents.  Pledgor authorizes Bank, without
               ---------------------------
notice or demand and without affecting its liability hereunder, from time to time to (a) renew, extend, or otherwise change the terms of the Loan Documents or any part thereof; (b) take and hold security for the payment of the Loan Documents, and exchange, enforce, waive and release any such security; and (c) apply such security and direct the order or manner of sale thereof as Bank in its sole discretion may determine.

          9.9  Pledgor Waivers.  Pledgor waives any right to require Bank to (a)
               ---------------
proceed against Borrower, any other guarantor or any other person; (b) proceed against or exhaust any security held from Borrower; (c) marshal any assets of Borrower; or (d) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise or decline or fail to exercise any right or remedy it may have against Borrower or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Pledgor hereunder. Pledgor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Pledgor waives any setoff, defense or counterclaim that Borrower may have against Bank. Pledgor waives any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Pledgor shall have no right of subrogation or reimbursement, contribution or other rights against Borrower, and Pledgor waives any right to enforce any remedy that Bank now has or may hereafter have against Borrower. Pledgor waives all rights to participate in any security now or hereafter held by Bank. Pledgor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Pledge Agreement and of the existence, creation, or incurring of new or additional indebtedness. Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of any indebtedness or nonperformance of any obligation of Borrower, warrants to Bank that it will keep so informed, and agrees that absent a request for particular information by Pledgor, Bank shall have no duty to advise Pledgor of information known to Bank regarding such condition or any such circumstances. Pledgor waives the benefits of California Civil Code sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

          9.10 Borrower Insolvency.  If Borrower becomes insolvent or is
               -------------------
adjudicated bankrupt or files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition is filed against Borrower, and in any such proceeding some or all of any indebtedness or obligations under the Loan Documents are terminated or rejected or any obligation of Borrower is modified or abrogated, or if Borrower's obligations are otherwise avoided for insolvency, bankruptcy or any similar reason, Pledgor agrees that Pledgor's liability hereunder shall not thereby be affected or modified and such liability shall continue in full force and effect as if no such action or proceeding had occurred. This Agreement shall continue to be effective or be reinstated, as the case may be, if any payment must be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower, Pledgor, any other person, or otherwise, as though such payment had not been made.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    PLEDGOR:

                                    PREMIER LASER SYSTEMS, INC.


                                    By: /s/ COLETTE COZEAN
                                       _______________________________

                                    Title: President
                                          ____________________________


                                    By: /s/ MICHAEL HIEBERT
                                       _______________________________

                                    Title: Chief Financial Officer
                                          ____________________________


                                    BANK:

                                    SILICON VALLEY BANK


                                    By: /s/ ROBERT ANDERSON
                                       _______________________________

                                    Title: Vice President
                                          ____________________________

                                  Exhibit "A"

The Collateral consists of all of Pledgor's right, title and interest in the following:

Silicon Valley Bank's Certificate of Deposit No. 8800017562 and 880002141 in amounts not less than Two Million One Hundred Thousand and 00/100 Dollars ($2,100,000.00, together with all renewals of, extensions of, and proceeds of the foregoing.